================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date if earliest event reported):
                               December 20, 2004


                          THE SAVANNAH BANCORP, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Georgia                  0-18560              58-1861820
         -----------------          ----------           -----------------
            (State of               Commission           (IRS Employer
         incorporation)              File No.          identification No.)


                       25 Bull Street, Savannah, GA 31401
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                  912-629-6486
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                      -1-

================================================================================

Item 9.     Regulation FD Disclosure
------------------------------------

     On December 20, 2004 The Savannah Bancorp, Inc. ("Registrant") issued a news release with respect to ex-dividend date announcement of the previously announced 5-for-4 stock dividend including a table of restated historical share and per share amounts for the previous five years and five quarters.

     A copy of Registrant's press release is attached hereto as Exhibit 99 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.






                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


The Savannah Bancorp, Inc. (Registrant)


By:  /s/ Robert B. Briscoe                          Date: December 20, 2004
    ------------------------                        ----------------------
        Robert B. Briscoe
     Chief Financial Officer





                                      -2-